UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2025

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2014 Champions Gateway, Suite 100

Canton, OH 44708

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 458-9176

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2025, Hall of Fame Resort & Entertainment Company, a Delaware corporation (the “Company”) and the Stark Community Foundation, Inc., an Ohio not-for-profit corporation (“SCF Lender”) entered into a First Amendment to Business Loan Agreement (“First Amendment”) and Amended and Restated Promissory Note (“A&R Note”).

Pursuant to the First Amendment and A&R Note, which modify the original instruments dated June 11, 2024, the parties agreed to extend the maturity date from June 30, 2025 to December 31, 2025. As previously disclosed, the other key terms remain unchanged – specifically (i) the interest rate remains at six percent (6%) per annum and upon an Event of Default, the interest shall equal the interest rate in effect pursuant to the provisions of the original note, plus five percent (5%) per annum; and (ii) with respect to repayment, the entire outstanding principal balance, all accrued interest and all other amounts that may be due and owing to SCF Lender shall be due upon maturity.

The foregoing description of the First Amendment and A&R Note do not purport to be complete and are qualified in their entirety by the full text of both the First Amendment, attached hereto as Exhibit 10.1, and the A&R Note, attached hereto as Exhibit 10.2, to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
10.1	First Amendment to Business Loan Agreement, dated June 30, 2025, between Hall of Fame Resort & Entertainment Company, as borrower and Stark Community Foundation, as lender
10.2	Amended and Restated Promissory Note, dated June 30, 2025, between Hall of Fame Resort & Entertainment Company, as borrower and Stark Community Foundation, as lender
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Lisa Gould
		Name:	Lisa Gould
		Title:	Interim Principal Executive Officer

Dated: July 7, 2025

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